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                                                              Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 033-64847) of Kellwood Company of our report dated March 7, 2002 relating to the financial statements which appear in the Annual Report to Shareowners which is incorporated in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

St. Louis, Missouri
April 23, 2002